BLACKROCK SERIES, INC.

BlackRock International Fund

Supplement dated March 19, 2007 to the

Prospectus dated October 2, 2006

Effective immediately, the following changes will be made to the Prospectus of BlackRock International Fund (the “Portfolio”), a series of BlackRock Series, Inc.

The section captioned “About the Portfolio Management Team” appearing on page 9 of the Portfolio’s Prospectus is amended as follows:

The description of the Portfolio’s portfolio management team is deleted and the following description is inserted below the heading:

The Portfolio is managed by a team of investment professionals who participate in the research and stock selection process. Richard Turnill is a Managing Director of BlackRock and James Bristow, CFA, is a Director of BlackRock. Mr. Turnill and Mr. Bristow are the Portfolio’s co-portfolio managers and are primarily responsible for the day-to-day management of the Portfolio. Mr. Turnill has been managing the Portfolio since 2005 and Mr. Bristow has been the Portfolio’s co-portfolio manager since 2007.

In addition, the section captioned “Management of the Fund - BlackRock Advisors, LLC” beginning on page 36 of the Portfolio’s Prospectus is amended as follows:

The description of the Portfolio’s portfolio management team is deleted and replaced with the following description:

The Portfolio is managed by a team of investment professionals who participate in the team’s research and stock selection process. Richard Turnill is a Managing Director of BlackRock and James Bristow, CFA, is a Director of BlackRock. Mr. Turnill and Mr. Bristow are the Portfolio’s co-portfolio managers and are primarily responsible for the day-to-day management of the Portfolio. Mr. Turnill has been managing the Portfolio since 2005, and Mr. Bristow has been the Portfolio’s co-portfolio manager since 2007.

Mr. Turnill joined BlackRock as a portfolio manager in 2006. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”), the Portfolio’s previous investment adviser. Mr. Turnill is the Head of the Global Equity Team at BlackRock Advisors and he held the same position at MLIM from 2005 to 2006. Mr. Turnill is responsible for overseeing all aspects of the investment process and the evolution of the team’s strategy. He also chairs the team’s Investment Group, which determines stock and sector strategy within the team’s model. Mr. Turnill joined MLIM in 1996 as Group Economist and became a member of MLIM’s Central Strategy Group in 1999. In 2001, he became Head of MLIM’s Asset Allocation and Economics Team and in 2004 was also appointed Chief Investment Officer for Merrill Lynch’s Global Private Client discretionary business in the Europe, Middle East and Africa (“EMEA”) Pacific region.

Mr. Bristow joined BlackRock in October 2006. He is a member of the BlackRock Global Equity team and is responsible for managing the team’s Global Focus portfolios. Prior to joining BlackRock, Mr. Bristow spent nine years at JP Morgan Investment Management, where he managed concentrated global portfolios and Europe, Australasia and Far East (“EAFE”) portfolios for four years and European portfolios for the prior five years. Mr. Bristow began his career at ABN AMRO Rothschild, where he was an Associate in European Equity Capital Markets.

Code # 19032-1006-SUP2

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